SCHEDULE A

                        AMENDED AS OF SEPTEMBER 1, 2016

                     MAXIMUM ANNUAL OPERATING EXPENSE LIMIT


---------------------------------------------------------------------------------------------------------------
                                                                    MAXIMUM ANNUAL
                                                                       OPERATING           INITIAL
NAME OF FUND                          SHARE CLASS                   EXPENSE LIMIT         END DATE
---------------------------------------------------------------------------------------------------------------
Cambiar Opportunity Fund              Investor Class Shares             1.05%         September 1, 2016
---------------------------------------------------------------------------------------------------------------
Cambiar Opportunity Fund              Institutional Class Shares        0.80%         September 1, 2016
---------------------------------------------------------------------------------------------------------------
Cambiar Small Cap Fund                Investor Class Shares             1.30%         September 1, 2011
---------------------------------------------------------------------------------------------------------------
Cambiar Small Cap Fund                Institutional Class Shares        1.05%         September 1, 2011
---------------------------------------------------------------------------------------------------------------
Cambiar Unconstrained Equity Fund     Investor Class Shares             1.35%         September 1, 2011
---------------------------------------------------------------------------------------------------------------
Cambiar Unconstrained Equity Fund     Institutional Class Shares        1.10%         September 1, 2011
---------------------------------------------------------------------------------------------------------------
Cambiar International Equity Fund     Investor Class Shares             1.20%         September 1, 2013
---------------------------------------------------------------------------------------------------------------
Cambiar International Equity Fund     Institutional Class Shares        0.95%         September 1, 2013
---------------------------------------------------------------------------------------------------------------
Cambiar SMID Fund                     Investor Class Shares             1.20%         September 1, 2017
---------------------------------------------------------------------------------------------------------------
Cambiar SMID Fund                     Institutional Class Shares        0.95%         September 1, 2017
---------------------------------------------------------------------------------------------------------------
Cambiar Global Equity Fund            Investor Class Shares             1.20%         September 1, 2015
---------------------------------------------------------------------------------------------------------------
Cambiar Global Equity Fund            Institutional Class Shares        0.95%         September 1, 2016
---------------------------------------------------------------------------------------------------------------
Cambiar International Small Cap Fund  Institutional Class Shares        1.40%         September 1, 2016
---------------------------------------------------------------------------------------------------------------



                                                   ACKNOWLEDGED AND ACCEPTED BY:

                                                          CAMBIAR INVESTORS, LLC

                                                     /s/ Christine M. Simon
                                                     ---------------------------
                                                     NAME: Christine M. Simon
                                                     TITLE: Director, CCO

                                                 THE ADVISORS' INNER CIRCLE FUND

                                                      /s/ Dianne M. Descoteaux
                                                      --------------------------
                                                      NAME: Dianne M. Descoteaux
                                                      TITLE: VP & Secretary